Listing Report:Supplement No. 233 dated May 05, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 442920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	34%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	0y 7m
Credit score:	680-699 (May-2010)	Total credit lines:	21	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$42,058	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wedplanner08	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,500.00	< 31 days late:	0 ( 0% )	680-699 (Sep-2009) 640-659 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Loan to pay off high rate car loan
Purpose of loan:
This loan will be used to pay off my car.? The monthly payments are from this loan would be lower than my current car note.? I only have a little over a year left on the car loan, but with my income being cut in half, the car note is more of a financial burden than the Prosper loan would be.

My financial situation:
I am a good candidate for this loan because although I had been unemployed for 6.5 months in 2009, I've managed to stay on top off my financial obligations.??? In addition, I paid off my previous Prosper loan within the first year.? My income was cut in half taking the job I have now. But it was the 1st job?offer?after my lay off.?

Monthly net income: $ 3,500

Monthly expenses: $
??Housing: $ 1000
??Insurance: $?100
??Car expenses: $540
??Utilities: $?75????????????????????
??Phone, cable, internet: $ 120?
??Food, entertainment: $ 120
??Clothing, household expenses $100
??Credit cards and other loans: $?250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2006	Debt/Income ratio:	5%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	8y 6m
Credit score:	660-679 (Apr-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$466	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	silver-fixer1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
I have been looking at the option of lasik eye surgery for some time now. I have known about prosper for over a year and obviously for most of that time the site was non functional due to the remake of the site. The main reason i have come to this site is due to the fact that i have very little credit history. My vision really affects my health and lifestyle, i often get dizzy and find myself being very faint due to the brightness and strain on my eyes, i currently have glasses and the lenses are now no longer strong enough. I would rather have the problem fixed permenantly than buy a stronger pair of prescription glasses and it makes economical sense to do so.

My financial situation:
Having finally got my greencard to live here 18 months ago, my history is similar to that of an 18 year olds. I have good credit and i have been working on that since i gained full time status in this country. I have three credit cards which i started as secured cards, where i had to pay a deposit to get the card. I am very financially responsible and very organised with my budget. Since living here permenantly my credit score has gone from 545 to?730 in 18mths, its just that minimal history that hurts me and the time that i have been here to establish it.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 68
??Car expenses: $ 0 i own my car
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $0 very rarely do i buy new clothing or splurge money on anything, i am to maticulous with my budgeting to waste money
??Credit cards and other loans: $ 100
??Other expenses: $ no other expenses, minimal expense
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$498.89

Auction yield range:	10.99% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	33%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	24 / 23	Length of status:	1y 9m
Credit score:	720-739 (May-2010)	Total credit lines:	60	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$78,926	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dan1975	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	720-739 (Latest)
Principal borrowed:	$20,000.00	< 31 days late:	0 ( 0% )	760-779 (Oct-2008) 800-819 (Mar-2007) 800-819 (Feb-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Assistance with home improvement
Hi everyone! I am a?married male in my 30's?with a beautiful wife, 2 wonderful kids, a golden retriever and a chubby Chihuahua. I'd like to thank everyone for their support of the prior Prosper loan three years ago which has been paid off in full in helping out with the down payment for the home. We are currently looking to perform some home improvements by giving the kids some more space to play by finishing our basement.

Below, is a description of our finances which shows that we are in very strong financial shape and I have no lates with income backed up not only by a second job teaching but also my wife:

Income-- (Pre-tax)
Full time Job- $100,000 per year (all base salary), investment director for a large consulting firm. I also get a bonus of approximately 10% per year but I have not included it in the income level (the bonus comes in March)
Secondary Jobs- $20,000+ per year (variable), teach part time online at a couple of major universities. This is a conservative figure and will likely be between $30,000-$40,000
Wife- My wife also has additional income of about $60,000 year which again is not reflected in the Prosper income level.

Expenses-- (monthly)
Car payments (for both wife and myself)-- $300
Car insurance (both of us through USAA)-- $100
Internet/Cable/Phone (cell)-- $200
Gas/Electric-- $300
Credit Cards-- $400
Misc. (food, health insurance, groceries,etc.)-- $600 (health insurance is pre-tax)
Current house payment--?$2500

Thanks for your consideration and please feel free to ask any questions that you may have.

All the best,?

Dan

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.30%	Starting monthly payment:	$56.55

Auction yield range:	13.99% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	40%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 15	Length of status:	11y 5m
Credit score:	600-619 (Apr-2010)	Total credit lines:	29	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$14,868	Stated income:	$25,000-$49,999
Amount delinquent:	$200	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	coug22	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	620-639 (Jan-2008)
Principal balance:	$1,537.80	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
consolidation loan
Purpose of loan:
This loan will be used to? pay off some credit cards, $150 a month,?and a loan, $250 a month, ?that will result in monthly savings of over $400. I am trying this route because I prefer to have one easy payment rather than several.?

My financial situation:
I am a good candidate for this loan because? I have history of always makng my payments to pay off my debt.? I want to be out of debt so I can afford to go back to school.? I have been helping support my best friend's 4 kids.? That is where most of my money goes.? As a result I have some debt.? I am looking to save on monthly payments and interest if possible.? This will help improve my credit score.? Seems like a good thing to do.

Monthly net income: $
I have 2 jobs.? I earn between $40,000-$50,000 a year. My income each month totals $3000

Monthly expenses: $
??Housing: $ 550????????
??Insurance: $ 175
??Car expenses: $ 130
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $?300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 455366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$86.11

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	4y 7m
Credit score:	700-719 (Apr-2010)	Total credit lines:	35	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$2,756	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	reliable-capital8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan because I am a responsible person and a very hard worker. Right now I pay a good $250-$300 to my credit card companies so I know I can pay off the loan much quicker. I rather put this money to use in peer to peer lending instead of making the banks bigger how about just us regular folks make our wallets a little bigger.
Monthly net income: $ 2725.36

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 104
??Car expenses: $ 250
??Utilities: $ 50
??Phone, cable, internet: $ 75
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 455894
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	13.99% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	34%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 9	Length of status:	11y 8m
Credit score:	600-619 (Apr-2010)	Total credit lines:	26	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$2,847	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wildfan96	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	620-639 (May-2008)
Principal balance:	$822.78	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Pay of Credit Card debts
Purpose of loan:
This loan will be used to? pay off old credit card debts. ???? ????

My financial situation:
I am a good candidate for this loan because? I have a reliable source of income to pay off this debt loan in a timely fashion.

Monthly net income: $ 4108.00

Monthly expenses: $
??Housing: $ 417
??Insurance: $ 100
??Car expenses: $ 50
??Utilities: $ 50
??Phone, cable, internet: $ 0
??Food, entertainment: $ 75
??Clothing, household expenses $ 25
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 27.30%	Starting monthly payment:	$149.08

Auction yield range:	10.99% - 23.99%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	7y 11m
Credit score:	680-699 (Apr-2010)	Total credit lines:	16	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$11,586	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	penny-pioneer	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce debt, Improve credit score
Purpose of loan:
This loan will be used to pay two credit cards:
CapitalOne $1700
Household Bank $2250

My goal is to transfer about 1/3 of my credit card debt to an installment loan from Prosper in order to lower my credit utilization and raise my FICO score. My current Prosper and FICO ratings are mainly a result of high credit utilization (80%). A little over a year ago, I had FICO scores in the 700's. But AmEx keeps lowering their credit limit, and Advanta Bank, my main business card, actually closed their doors. My utilization went up, my scores plummeted. I have never had a missed or late payment, I rarely use my credit cards except for medical emergencies and business trips, and my one public record is a tax lien that was paid fully in 2005 (2002 installment plan with the IRS - I have no idea how it became a "lien" but it was removed in 2005). I plan to pay this loan in under three years and like all my bills it will be put on automatic withdrawal from my checking account.

My financial situation:
I have run my own IT business since late 2001. I have about 70 clients, personal and corporate, in Los Angeles, New York and New Orleans. My average annual income is about $40K - $45K before taxes. It was higher when I lived in California, but took a hit when I moved to New Orleans two years ago. It is slowly improving as I gain more clients here and my CA clients get comfortable with remote assistance between visits. I live with my girlfriend, an attorney with the Louisiana Supreme Court, we share all our expenses, a dog, and a car. I love running my own business, but being self-employed sure makes buying property and getting health insurance difficult. Thus the obsession with lowering debt and improving my credit score and AGI. I love the idea of social lending (does that make us all socialists, or just smarter capitalists?), so I hope this works!

Monthly net income: $3500

Monthly expenses: $2885
??Housing: $800
??Insurance: $0
??Car expenses: $240
??Utilities: $125
??Phone, cable, internet: $150
??Food, entertainment: $700
??Clothing, household expenses $300
??Credit cards and other loans: $420
??Other expenses: $150 (misc stuff)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$506.41

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2000	Debt/Income ratio:	7%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	2y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	5	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$644	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	careful-gain2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ipad business applications
Dear Investors,
Thank you for your time and consideration. I have 15 years of corporate experience in software and IT development with a successful track record. Built a solid professional reputation for innovation and creativity. A skilled engineer/project manager with a tremendous drive to succeed.

Purpose of loan:
This loan will be used to develop iPad business applications. The tablet application market is in its infancy and companies that are first to market will gain a huge advantage.

A stable financial situation:
I believe I am a good candidate for this loan because I readily have the means to repay the loan in full. I also believe and practice financial discipline, having learnt the hard way.
- I am gainfully employed in the financial industry. I have a stable job developing critical software standards that help strengthen the financial systems by increasing automation and reducing risks. The work I do is rewarding as it ultimately helps financial institutions fund corporations and small businesses.
- I have savings that currently amount to 85% amount of the requested loan. I continuously grow my savings and could possibly draw from these emergency funds to pay the loan.
- I could take a 401k loan from my retirement account to repay the loan
- My full-time job comfortably covers the rent, utilities, food, entertainment, contributions to savings and 401k, as well as the proposed monthly loan payment.
- My wife works in a daycare and provides extra income.

A rising credit score & a strong last 3 years...
- My credit score is fair and is the result of being (mass) laid off from the Telecom industry during the 2001-2002 recession. As a consequence, our house was foreclosed, the car repossessed, and smaller accounts became delinquent.
- I have been working hard over the past few years to rebuild my credit. My credit score has risen from 500 to 665 (as reported by Experian 5/03/10) over the past 3 years.
- I haven't had any delinquencies for the past 4 years. All my accounts opened over the past 4 years are in good standing. I am aiming for 700+, eventually, by earning the trust of lenders.

How will the money be used?
- As mentioned earlier, none of the loan would be used on basic necessities or operating expenses
- I have already invested over $10,000 in software licenses, computer hardware, company licenses. I am fully equipped and ready to go. I have spent hundreds of hours studying the market, developing several concepts and refining my business plan.
- To implement my projects I have in mind, I need 2 software developers. I can confidently state that 100% of the loan money would go towards the salary of these highly skilled specialists that can translate ideas into real life solutions into revenues.

Sincerely,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$89.34

Auction yield range:	11.04% - 33.00%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1988	Debt/Income ratio:	64%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	24 / 24	Length of status:	6y 2m
Credit score:	640-659 (Apr-2010)	Total credit lines:	44	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$10,576	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	dplond5183	Borrower's state:	Michigan	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,700.00	< 31 days late:	0 ( 0% )	720-739 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Needing Home Improvements
Purpose of loan:?
First of all Thank You to all whom funded my past listing which the funds were used for a new driveway and front porch it looks great still 3 years later.? Thank You.? I never missed a payment on my last loan.

Now once again I am looking to Prosper for help in continuing my home improvements.? I have been able to come up with $1,500 but still short $2,000 which is what I am asking for to complete some Projects.? Projects include:? Garage reroofed & sided, new gutters on house, insulation for home, new cement for path along garage, new doors for house.

My financial situation:

Last year my wife was unemployed which led to me taking out some credit cards to survive so I could keep paying things on time.? But we survived and my wife has been back to work and I still continue to pay everything on time with no deliquencies.

So I am looking to the prosper community to help me once again, since I have been a honest paying on time customer.

The picture I have up is one side of the garage where you can see some the issues to be fixed

My monthly budget:
Mortgage/rent: $713
Insurance: $195
Car expenses: $500
Utilities: $200
Phone, cable, internet: $150
Food, entertainment: $200
Clothing, household expenses $100
Credit cards and other loan payments: $200
Other expenses: $
---------------------------------------
Total monthly expenses: $2,200
Total Monthly Income(Take Home): $2,500
Amount Left Over: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	30y 9m
Credit score:	600-619 (Apr-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$4,544	Stated income:	$25,000-$49,999
Amount delinquent:	$355	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	KINGLY	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 91% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	1 ( 9% )	600-619 (Dec-2009) 620-639 (Sep-2009) 600-619 (Jul-2008)
Principal balance:	$15.19	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
HELP MY MOTHER!!!
Purpose of loan:
This loan will be used to?
I would like to be able to help my mother with a few repairs around her house. Also, I am going back to school for computer technology and want to make sure that I have the funds to do so.
My financial situation:
I am a good candidate for this loan because? I had a previous loan with Prosper and was very diligent in paying it back. I also like the idea of friends helping friends. I want to be a lender someday soon myself.????????

Monthly net income: $?1850.00????Monthly expenses: $ 1370.00
??Housing: $ 200.00????
??Insurance: $34.00
??Car expenses: $?80.00(fuel,oil)
??Utilities: $
??Phone, cable, internet: $ 42.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $501.00???Other expenses: $ 523.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	0y 4m
Credit score:	660-679 (Apr-2010)	Total credit lines:	44	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$7	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	42
Screen name:	ElAbel11	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	580-599 (Sep-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
Paying Taxes
Purpose of loan:
Build Credit score

This is my second loan, the first i paid off in only a few months and?I will do the same?with this one. My income listed?is only my base and?although I make almost twice this amount and have a wife that makes another $36K, I only spend the base salary and save the rest. Living like we have one income...live and learn right? This is a repost but the most frequent question I get is, "why the 42 delinquencies"...this is due to a past BK and home lose due to a chain of events ( car accident, recession, loss of business revenue from side business, unemployed spouse for over a year). Start new and fresh! As you can see, I did pay back my last prosper loan. I originally requested this loan to pay 2009 taxes but I recently sold some stock and borrowed off of margin to pay it down. Now this loan will be used for around the house purchases just to build my credit.

My financial situation:
We?are good candidates for this loan because?we have enough income to make this payment and still have enough of a cushion in case of emergencies. I work as a scientist sales consultant for one of the strongest companies in the State (Top in San Diego) in a very stable field and my wife is an Escrow Officer.

Monthly net income: $
$4500 base (4500/3000, Myself/Spouse)

Monthly expenses: $?
mortgage 1600
car payment 407
phone 100
cable 125
insurance?80
food 600
sdge 100
student loan 110
gasoline 250
daycare 1000
water/sewage?120
total obligations per month $4492

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1984	Debt/Income ratio:	35%
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 9	Length of status:	6y 6m
Credit score:	640-659 (May-2010)	Total credit lines:	32	Occupation:	Principal
Now delinquent:	0	Revolving credit balance:	$3,435	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	best-ready-order	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Makeover for A Place Called Home
Purpose of loan:
This loan will be used to? to do home improvements on a home that is being purchased through an owner finance contract. Need to pull carpet and replace with laminate wood, put up new fence entire back yard, and paint inside of home.

My financial situation:
I am a good candidate for this loan because?I just recently encountered issues with my credit.? Prior to July of 2009, my credit was good; however, I sought the assistance of a credit manangement company that consolidated bills, lowered interest, and payroll deducted payments.
Yet, payments were not made for up to 60 days and accounts were closed.? Hence, my score dwindled, and slowly I started paying my accounts again and dismissed them...but great damage had been done.? That is why I could not do a mortgage financing.

I am a high school principal and have been an educator for 26 years.? I have a steady job/income.

Monthly net income: $ 6200

Monthly expenses: $ 3850
??Housing: $?1000
??Insurance: $ 200
??Car expenses: $ 1100
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$146.67

Auction yield range:	13.99% - 28.00%	Estimated loss impact:	15.98%
Lender servicing fee:	1.00%	Estimated return:	12.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	4y 6m
Credit score:	600-619 (Apr-2010)	Total credit lines:	24	Occupation:	Landscaping
Now delinquent:	0	Revolving credit balance:	$1,977	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	KTOWN	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 96% )	600-619 (Latest)
Principal borrowed:	$1,800.00	< 31 days late:	1 ( 4% )	540-559 (Feb-2008) 560-579 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
2nd Prosper Loan
Just need help with next step to being debt free. all short term revolving credit debt will be paid and one installment loan which will be all but 2 of the 9 credit lines. The only things left are student loan and new vehicle bought in 2008.

I am a good for this loan it will be my second with prosper only had one late payment and that was only by a day because of a changed bank account.

Since my first loan I have repaid the prosper community by loaning money in small amounts to fellow borrowers.

Just need some help making the next step to financial freedom.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	16.99% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	12 / 9	Length of status:	1y 2m
Credit score:	640-659 (May-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$17,123	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	return-travels	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Iron Asylum Needs YOU!
Purpose of loan:
Iron Asylum has been operating for over 10 years now. It started in one mans basement and has now grown to a full production studio here in south Florida. We now have more business than we can handle, and are looking for a small investment to help move forward with the company.

We are the premier designers of body building tshirts. Here is a link to the old site to take a look at our designs.

Our website www.ironasylum.com re-launches this month.

My financial situation:
Besides not having the funds to expand, we are doing very well. Never behind on bills etc. Have used my personal credit thus far to expand to our new building and set up shop.
Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $ 75
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	2%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	1 / 1	Length of status:	4y 11m
Credit score:	740-759 (Apr-2010)	Total credit lines:	16	Stated income:	$25,000-$49,999
Now delinquent:	1	Revolving credit balance:	$0
Amount delinquent:	$369	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	brightest-fairness-happiness	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repair Loan
Purpose of loan:
This loan will be used to pay?for the repairs needed to my truck.
It needs a tune-up, shocks and tires. I need this truck to make money, please fund this loan.?

My financial situation:
I am a good candidate for this loan because I am not overloaded with other debts. There is a judgement on my credit report, I paid it March 19th and have the documentation to prove that the debt is paid in full and satisfied. I own my cars, have no?loans, no?credit card debt. I can afford to make the payments on this loan on time and?even pay off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$143.52

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1995	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	9y 3m
Credit score:	780-799 (May-2010)	Total credit lines:	27	Occupation:	Social Worker
Now delinquent:	2	Revolving credit balance:	$3,231	Stated income:	$25,000-$49,999
Amount delinquent:	$2,757	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	pure-payment2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.30%	Starting borrower rate/APR:	10.30% / 10.65%	Starting monthly payment:	$648.16

Auction yield range:	2.99% - 9.30%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	9y 11m
Credit score:	800-819 (Apr-2010)	Total credit lines:	27	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$8,617	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	truth-widget	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance credit to lower % rate
Purpose of loan:
This loan will be used to refinance my credit card debt to a much more reasonable interest rate.? I simply want to lower the outrageous credit card interest rate I'm currently paying.?

My financial situation:
I am a good candidate for this loan because I have never missed a payment in my life.? I have stable and full time employment as a design engineer in the semiconductor industry. Please let me know if you have any questions, and I'd be more than happy to answer them!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,350.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.04%	Starting monthly payment:	$61.07

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	9%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 11	Length of status:	32y 1m
Credit score:	620-639 (Apr-2010)	Total credit lines:	33	Occupation:	Engineer - Electric...
Now delinquent:	2	Revolving credit balance:	$2,823	Stated income:	$50,000-$74,999
Amount delinquent:	$5,904	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	kevinsdog	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,200.00	< 31 days late:	0 ( 0% )	560-579 (Jun-2008) 540-559 (Apr-2008) 580-599 (Apr-2007)
Principal balance:	$612.74	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Remodeling Kitchen - Counter tops
Purpose of loan:
This loan will be used to?
Purchase a Travel Trailer
My financial situation:
I am a good candidate for this loan because?
Been employed as a Engineer for the same company for 32+ years
Monthly net income: $ 6400

Monthly expenses:?
??Housing: $ 1600
??Insurance: $ 160
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $?150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2005	Debt/Income ratio:	53%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 4	Length of status:	2y 8m
Credit score:	620-639 (Apr-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,011	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mikemichael	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$1,914.55	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
5th attempt to get funded...
Purpose of loan:
This loan will be used to pay off my medical bills, credit card debt, family needs and previous prosper loan.
My financial situation: I have never missed a prosper payment.
?I only have 13 more payments on previous prosper loan... I will pay that off the 1st day my next prosper loan is funded. I have a steady job with good chance for advancement.

Monthly net income: $1,400

Monthly expenses: $
??Housing: $0 Family's rental
??Insurance: $119.00
??Car expenses: $228
??Utilities: $ 50
??Phone, cable, internet: $145
??Food: $70 (family helps with food expenses)
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1988	Debt/Income ratio:	35%
Basic (1-10):	1	Inquiries last 6m:	10	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	6y 4m
Credit score:	640-659 (May-2010)	Total credit lines:	16	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$1,501	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 4	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	mystical-integrity6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
backhoe to rent out by the hour
Purpose of loan:
This loan will be used to?
buy a backhoe to provide rent by the hour services to contractors
My financial situation:
I am a good candidate for this loan because? I have very little debt & have many contacts in construction to provide backhoe services for.

Monthly net income: $ 4750.00

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 200.
??Car expenses: $?200.00??Utilities: $ 150.
??Phone, cable, internet: $ 100.
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 200.
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 29.65%	Starting monthly payment:	$48.60

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	0y 9m
Credit score:	680-699 (May-2010)	Total credit lines:	3	Occupation:	Student - College S...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enthralling-velocity	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Student Paying for Expenses
Purpose of loan:
This loan will be used to pay for personal expenses within the next few years of my college career.

My financial situation:
I am a good candidate for this loan because I am a responsible and smart?individual attending school to become a M.D.??

Monthly net income: $550

Monthly expenses: $
??Housing: $350
??Insurance: $
??Car expenses: $
??Utilities: $50
??Phone, cable, internet: $
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1982	Debt/Income ratio:	39%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 10	Length of status:	5y 4m
Credit score:	720-739 (May-2010)	Total credit lines:	38	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$13,951	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	best-repayment-pursuit	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$433.83

Auction yield range:	16.99% - 17.00%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1980	Debt/Income ratio:	23%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	25y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	6	Occupation:	Postal Service
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Jimmymsg	Borrower's state:	Oregon	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 93% )	680-699 (Latest)
Principal borrowed:	$18,000.00	< 31 days late:	4 ( 7% )	660-679 (Aug-2008) 680-699 (Feb-2007)
Principal balance:	$5,564.57	31+ days late:	0 ( 0% )
Total payments billed:	56
Description
Medical needs after stroke
Purpose of loan:
This loan will be used to?
help pay for my wifes medical needs. She has suffered several minor strokes. She needs rehab and lots of care.
My financial situation:
I am a good candidate for this loan because? I only have these loans to pay off. I will work hard to pay off all these loans.

Monthly net income: $
is 4,000.00 + dollars
Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 62.00
??Car expenses: $ for gas 60.00 a month
??Utilities: $ 300.00
??Phone, cable, internet: $100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 427.00
??Other expenses: $ perscriptins 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.90%	Starting borrower rate/APR:	20.90% / 23.15%	Starting monthly payment:	$376.24

Auction yield range:	7.99% - 19.90%	Estimated loss impact:	6.96%
Lender servicing fee:	1.00%	Estimated return:	12.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1984	Debt/Income ratio:	39%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	20 / 15	Length of status:	30y 11m
Credit score:	680-699 (Apr-2010)	Total credit lines:	40	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$26,004	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	goodhearted-agreement8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF LIFE ROBBING CREDIT CARD
Purpose of loan: Debt Consolidation...I have been paying credit card companies above and beyond what is fair for years, I have seen the "light" and don't want to do this anymore...it is my fault I have so much debt..I know this and want to pay everything I owe..but not for these interest rates..I want to be debt "free" in 3 years..
having a goal will give me some piece of mind...I am a "cash only" person now..took me many years to figure this out..to change my ways , but I have done it! It feels good, but just need a lower interest rate.

My financial situation:
I am a good candidate for this loan because? I have? good paying job as well as my husband...too much of our money goes to "finance" charges...yes, we should get a Home Equity....but are trying to do this without putting our house on the line.
Monthly net income: $ My income monthly 4,400 (net), some times 200.00 more with overtime/ husbands is 4,800.00? Lots of bills including student loans for 2 kids (Parent Plus)...NEVER let your child apply to an expensive school...they might "get in" as our daughter did... .she is about to graduate...and we will pay (as well as our daughter) for the nest 25 years...graduate school next...hope it will be worth it! Just found out "graduate "school is giving no $$$? "they ran out"? My poor daughter..they have no TA positions either....she did not get in to the "state" school even though she has been on the Deans List for 4 years at one of the top 10 schools in the country....she is crushed...seems our state has no $$$$ anymore...does not pay to work hard, study hard..it does if you are an athlete though!? PRIORITIES??? Sorry, I am pretty upset right now....

Monthly expenses: $ Everything including bills 7,2002? Housing: $ 1635.41
??Insurance: $ 248.00?? 73.00
??Car expenses: $ 400.00? gas?? Old cars ...no payments
??Utilities: $ 400.00
??Phone, cable, internet: $ 175.00? need to get this lower
??Food, entertainment: $ 450.00? food only? no entertainment? we work all the time
??Clothing, household expenses $ 0?? I always included this in the "food" budget
??Credit cards and other loans: $ 3800?? this is ridiculous.... Other expenses: $ savings 300.00? Why ????? (emergencies)? Also am paying Parent Plus Loans at a rate of 512.00 per month..I am on a 10 year plan? I am going to consolidate these loans as the rate is 8% and I need to pay off CREDIT CARDS FIRST...
?? I am looking for a lower interest rate. This "prosper" site tells me to ask for 22% interest. WHY would I do that when my rates are around 21% on the credit cards.
?? I would just be transferring debt for a bigger rate. Please help! I feel as if I have paid lots of $$$ and am not getting ANYWHERE....Thank you for reading my issues, I hope someone can help.? ? ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$437.36

Auction yield range:	13.99% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	31%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	14 / 10	Length of status:	0y 5m
Credit score:	640-659 (May-2010)	Total credit lines:	38	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$91,947	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bid-topper5	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off high interest debt between two accounts I am working on aggressively to pay off completely.

My financial situation: I am working on eliminating bad debts to focus on investments. I have a solid income through my employer.
I am a good candidate for this loan because I have a fantastic career with a great record spanning several years of success. I take pride in paying my bills, my debts and I take responsibility for my own actions.

Monthly net income: $90,000+

Monthly expenses: $4,650.00
Housing: $ 1300
Insurance: $ 300
Car expenses: $ 890
Utilities: $ 240
Phone, cable, internet: $ 300
Food, entertainment: $ 600
Clothing, household expenses $ 200
Credit cards and other loans: $ 818
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1991	Debt/Income ratio:	18%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	1 / 1	Length of status:	1y 0m
Credit score:	680-699 (Apr-2010)	Total credit lines:	3	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	consummate-bid	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my bills
Purpose of loan:
This loan will be used to?
Consolidate my bills, pay off my daughters school bill at a catholic school and to get me out of debt and the headaches.
My financial situation:
I am a good candidate for this loan because?
I am recently sperated from my ex, who I caught cheating on me.? She has done everything in her power to dis-credit me.? This has made me stronger as a person and I am working hard to provide a good life for my children. This loan would give me that freedom to enjoy my time with them.
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$265.71

Auction yield range:	3.99% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1976	Debt/Income ratio:	68%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	23 / 21	Length of status:	32y 4m
Credit score:	740-759 (Apr-2010)	Total credit lines:	48	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$24,102	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	helpful-compassion	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back on track.
Purpose of loan:
My reasons for looking for this loan are the same reasons many of us are trying to restructure our current debt. I am 54 years old and I have raised two wonderful daughters, both of which I helped put through?college . This was done without much financial aid or scholarship money.?I always seemed to make just a little too much to qualify for grants and aid. Both graduated college with their degrees and are now on their own.?Then came the weddings. They kept them?simple because that's what they wanted but even simple costs money. After the weddings then there were my parents, both dying from cancer and have both since passed away. Needless to say over my lifetime so far everytime I thought I could get ahead something always came up that demanded my financial attentions.??Now it?s the credit card companies jacking up rated and cutting limits even without being late just so they could turn a profit?and pay mega bonuses. Their outrages rates have cost me hundreds of extra dollars in interest monthly. I would like to set up a small emergency fund to help smooth out the bumps and pay off several smaller balances. This will enable me to start to snowball my other bigger balances until they are done.
My financial situation:
I have been at the same company for?32 years and have no plans on quitting anytime soon. I earn a good wage and enjoy my job very much. I have a long and clean credit history and have always paid what I owed on time and in full. I believe in repaying my debts no matter what and have never defaulted on anything.?I looked around for options and I kept coming back to Prosper. The way I see it?its better paying other good people who understand what the average person is going through than some huge company who could care less. I would like to someday become a lender if possible to try and play if forward if I can, but first I need to get straightened out. I hope you read this and have the same views as I do and can see your way to help me.? I promise you will not be sorry.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$105.30

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	10%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	5y 9m
Credit score:	700-719 (Apr-2010)	Total credit lines:	13	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dynamic-trade5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to? make updates to my house.?
My financial situation:
I am a good candidate for this loan because?the only?debt I have besides my house is another personal loan which?is in good standing?

Monthly net income: $
$3000
Monthly expenses: $
??Housing: $?650
??Insurance: $ 0
??Car expenses:?0
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 287
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$153.89

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	63%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	18 / 14	Length of status:	4y 7m
Credit score:	700-719 (Apr-2010)	Total credit lines:	52	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$1,441
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	sharon526	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	15 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,900.00	< 31 days late:	0 ( 0% )	700-719 (Nov-2009) 620-639 (Aug-2009) 640-659 (Sep-2008) 620-639 (Aug-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Clean Water To Drink
Purpose of loan:
This loan will be used to? Hire a contractor? too dig my family a deep well for water.

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time. I am retired but i still pay my bills. I am no stranger to the Prosper community, because this will be a third loan. My track record is spotless.I?feel that i am a great candiate for this loan also, and i a trustworthy person. I WOULD LIKE TO EXPLAIN WHY MY DTI LOOKS HIGH. I HAVE THREE RENTAL PROPERIES AND ALL OF WHY ARE ON MY AND MY HUSBANDS CREDIT REPORT. THE MORTGAGES ON THESE PROPERIES HAVE NEVER BEEN LATE. I CAN SO SHOW PAPER WORK IF NECESSARY.?

Monthly net income: $?

Monthly expenses: $
??Housing: $ My husband and I r responsible?for all household bills.
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 49.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 60.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$139.16

Auction yield range:	16.99% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	27%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	4 / 4	Length of status:	3y 1m
Credit score:	660-679 (May-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$1,611	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	24
Screen name:	reflective-exchange	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Cards - UGH!
Purpose of loan:
This loan will be used to pay off our 3 credit cards.??At the current rates we will be paying forever.? We would like to pay them off and know that in 3 years when this loan is paid the debt will be history.?

My financial situation:
I am a good candidate for this loan because I know what it is like to have financial difficulty and I want to avoid?financial problems like we have?had in the?past. My wife and I work full time jobs and are conscientious of making?sure our bills are paid on time.?Also, a friend of ours lent us some money at 0% interest to pay?off other bills, so if a friend thinks we are trustworthy, hopefully Prosper lenders will too!

Monthly net income: $2,150 me
???????????????????????????????? $2,465 my wife
???????????????????????????????? $55,000 annually?

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 328
??Car expenses: $ 592 (loans,?gas, oil changes, etc)
??Utilities: $?335
??Phone, cable, internet: $ 285
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 325 (some of this will be replaced by this loan)?
??Other expenses: $ 460? daycare

We are requesting an interest rate lower than Prosper's recommendation because we are confident we can make this loan work and we are hoping to?find a rate lower than the credit cards are currently charging.

Thank you for your consideration of our request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	44y 11m
Credit score:	700-719 (May-2010)	Total credit lines:	22	Occupation:	Truck Driver
Now delinquent:	8	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$6,734	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	balanced-bill4	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
engine repair
Purpose of loan:
This loan will be used to? repair engine on our freightliner we had to have a total in frame overhaul.The repairs cost us more than we expected and did not have enough money set aside.

My financial situation:
I am a good candidate for this loan because? We work steady..have had to file for bankruptcy due to bad Tax attorney? that got us in trouble with the goverment in taxes.. We were current on all our bills to the day we filed.. (We had no plan to.) We have never been delinquent on our bills and am not now..they were all written off. Have always been current on all my bills..Without money to cover engine repair I cannot work..This is the busy season need to get back to work as soon as possible..My credit report shows I don't own a home.? We do free and clear for 5 yrs now.. We owe no money on the truck or any of our other vehicles.

Monthly net income: $ 7500.00-10000.00

Monthly expenses: $
??Housing: $ 0 ?
??Insurance: $ 100.00
??Car expenses: $ 0
??Utilities: $ 150.00
??Phone, cable, internet: $ 185.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 0
??Other expenses: $ 1000.00 Back taxes
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$163.30

Auction yield range:	7.99% - 26.00%	Estimated loss impact:	7.12%
Lender servicing fee:	1.00%	Estimated return:	18.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	64%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 15	Length of status:	14y 1m
Credit score:	680-699 (Apr-2010)	Total credit lines:	43	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$79,746	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-trade-instrument	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to Pay off credit Card and set the debt to a three year term, the credit card is getting cancelled with the payoff from this loan so the debt will not reoccur.
The Card has a balance of $3800 with a interest rate of 29.99 percent a minimum payment of $125.00 But to pay it off the payment is?$215.00 a month.

My financial situation:
I am a good candidate for this loan because?I have never miss a payment on this card now while paying $215.00 a month on it and with this loan my monthly expenses go down?and I am in a three year term.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$152.76

Auction yield range:	16.99% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1991	Debt/Income ratio:	22%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 10	Length of status:	6y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	37	Occupation:	Teacher
Now delinquent:	1	Revolving credit balance:	$4,725	Stated income:	$75,000-$99,999
Amount delinquent:	$1,860	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bumblebee26	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,800.00	< 31 days late:	0 ( 0% )	640-659 (Feb-2010) 660-679 (Mar-2008)
Principal balance:	$1,446.85	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Need Help Catching Up
Purpose of loan:
My husband has recently been diagnosed with cancer.? We are on one income.? I need a little help catching up on house payments until his disability comes this summer.? Please help if you can.? I don't want to lose our house.

My financial situation:
Although my credit does not?look great,?and we have many debts, I?am responsible with bills and payments.? I am?just facing an unexpected?temporary difficult time.? Additional funds are on the way with his disability funding, but won't be available to us until after foreclosure proceedings would come into play.? I have done a loan with Propser before, and have always been on time with my payments.? The funds are directly withdrawn from my account, and I have never once defaulted on the payment.

Monthly net income: $ 3800

Monthly expenses: $ 3950
??Housing: $ 1400
??Insurance: $ 150
??Car expenses: $ 700
??Utilities: $ 300
??Phone, cable, internet: $ 300
??Food, entertainment: $ 200
??Clothing, household expenses $?200
??Credit cards and other loans: $ 400
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	32%
Basic (1-10):	4	Inquiries last 6m:	16	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	23 / 22	Length of status:	1y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	59	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,246	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	radiant-principal6	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Note
Purpose of loan:
This loan will be used to pay off private loans that were used for home improvements.

My financial situation:
I am a good candidate for this loan because I will make the repayments on time and can possibly pay off the loan early.

Monthly net income: $
8750
Monthly expenses: $
??Housing: $ 2250
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 2251
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.85%	Starting borrower rate/APR:	13.85% / 16.01%	Starting monthly payment:	$102.31

Auction yield range:	5.99% - 12.85%	Estimated loss impact:	5.21%
Lender servicing fee:	1.00%	Estimated return:	7.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	11%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 5	Length of status:	8y 4m
Credit score:	740-759 (May-2010)	Total credit lines:	22	Occupation:	Clergy
Now delinquent:	0	Revolving credit balance:	$18,190	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	vibrant-fund1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.34%	Starting borrower rate/APR:	9.34% / 11.44%	Starting monthly payment:	$159.79

Auction yield range:	3.99% - 8.34%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1984	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	0y 1m
Credit score:	700-719 (Apr-2010)	Total credit lines:	16	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$350,790
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	nickel-holly	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Private Note Pay-off
Purpose of loan:
This loan will be used to pay off a private note that was used for minor home repairs.

My financial situation:
I am a good candidate for this loan because I have steady income and will make my payments on time.

Monthly net income: $ 4000

Monthly expenses: $ 1400
??Housing: $ 1000
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.39%	Starting monthly payment:	$55.67

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 8	Occupation:	Administrative Assi...
Credit score:	680-699 (May-2010)	Total credit lines:	14	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$9,988
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-dynamic-money	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.35%	Starting borrower rate/APR:	6.35% / 6.69%	Starting monthly payment:	$122.32

Auction yield range:	2.99% - 5.35%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	3.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1989	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	7y 0m
Credit score:	800-819 (May-2010)	Total credit lines:	62	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cello717	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting my house showroom ready
Purpose of loan:
This loan will be used to? prepare our house for sale.? Homes in our price range must be in top showroom shape to sell and we intend to do just that.? Just need a bit extra cash for upgraded carpet, paint, new landscape and other odds and ends.?

My financial situation:
I am a good candidate for this loan because my wife and I have immaculate credit scores and great cash flow from rental properties.? This income does not show up on a W-2 but you can feel confident in this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	26%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	1y 11m
Credit score:	800-819 (May-2010)	Total credit lines:	17	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$2,755	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	listing-tower	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
solar panels
Purpose of loan:
This loan will be used to? finance my solar panels for the house, total investmnt of $27000 for instaling 5000kw unit.
This unite will be making 67% of my curent electric and will save total of 131 tons od co2 emissions which is the same as planting 27 acres of trees planted

My financial situation:
I am a good candidate for this loan becausse this will save money on electric and bring the house value up

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 70
??Car expenses: $ 226
??Utilities: $ 130
??Phone, cable, internet: $?99
??Food, entertainment: $ 550
??Clothing, household expenses $ 50
??Credit cards and other loans: $?200
??Other expenses: $ 20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$249.11

Auction yield range:	7.99% - 11.00%	Estimated loss impact:	8.23%
Lender servicing fee:	1.00%	Estimated return:	2.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2007	Debt/Income ratio:	7%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	6y 9m
Credit score:	720-739 (May-2010)	Total credit lines:	11	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$4,639	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cordial-return6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used for vacation.

My financial situation:
I am a good candidate for this loan because, I do not have a lot of debt. And payment will be prompt.

Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 825
??Insurance: $?75
??Car expenses: $ 100
??Utilities: $ 60
??Phone, cable, internet: $?60
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 900
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$398.10

Auction yield range:	16.99% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	10 / 9	Length of status:	6y 4m
Credit score:	680-699 (May-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,372	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	triumphant-benefit	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Onsite Mobile Printing Trailer
Purpose of loan:
This loan will be used to purchase and build out a mobile studio for onsite printing. I have several new contracts with National and one with World status. In order to meet the demands of these new contracts, we will be offering onsite printing of both photographic prints and posters up to 24x36 in size. My company, VAST Productions, is also the official Apparel provider for the largest offroad race series on the west coast, selling custom apparel alongside the photos.? Please view our website at www.vastaction.com to get a better idea of my company and what we have to offer. VAST has become a brand name in the Mountain Bike race scene and with these new contracts, we will expand our brand offering custom photographic prints, posters and apparel into the Dirt Bike, ATV, and Jet Ski Markets which are much healthier markets.

My financial situation:
I am a good candidate for this loan because I have been running a successful action photography business for 6+ years now and just landed the next level of business contracts for exclusivity at several national and World events. In preparation for this new phase of business, I did what I thought prudent and paid down my operational lines and business credit cards to make room for these new round of expenses. (Note, this business has a retail component. Generally: events occur, photos & products are sold onsite, and money rolls in from said event for the next 3-6 months or more through the internet.)

As a "reward" for paying down my credit lines, Chase shut down my long established perfect payment history line of credit and AMEX reduced my business credit card more then half down to the new outstanding balance I paid it down to, thereby lowing my dti and trashing my credit scores below 700. I have always had 720 plus credit scores and like to keep tabs on my scores.

I have a Bachelors Degree in Visual Communications. I have held down positions in Ad Agencies meeting strict deadlines before venturing off on my own. I don't rely on third party vendors for my products. I fulfill all orders from small prints to large 24x36 posters in house keeping quality top notch. This also keeps my costs low, not paying the middle man.

With this loan, I will have the capital needed to invest in these new contracts and to purchase the equipment needed to make them successful.

Monthly net income: $ 3500 + 2800 (wife)

Monthly expenses: $ 2800-3200
??Housing: $ 1500
??Insurance: $ 120
??Car expenses: $ 430
??Utilities: $ 225
??Phone, cable, internet: $ 220
? Computer Lease: $325 (last payment as of May 2010, 3 year lease, never late)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	74%
Basic (1-10):	1	Inquiries last 6m:	13	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	17 / 11	Length of status:	1y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$18,540	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	smart-leverage6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay down high interest credit cards

My financial situation:
I am a good candidate for this loan becaus I am not late on credit card payments

Monthly net income: $ 1500.00

Monthly expenses: $
??Housing: $ 200.
??Insurance: $ 0.
??Car expenses: $
??Utilities: $ 120.00
??Phone, cable, internet: $
??Food, entertainment: $ 150.00
??Clothing, household expenses $
??Credit cards and other loans: $ 600.00
??Other expenses: $ 430.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.49%	Starting borrower rate/APR:	8.49% / 8.83%	Starting monthly payment:	$157.81

Auction yield range:	2.99% - 7.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1968	Debt/Income ratio:	7%
Basic (1-10):	6	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	9y 4m
Credit score:	800-819 (May-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	agreement-sensation	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off medical bills
Purpose of loan:
i will be using this loan to finish paying off medical bills from my husband's recent illness.

My financial situation:
I am a good candidate for this loan because I always pay my debts in a timely manner and have nothing outstanding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.34%	Starting borrower rate/APR:	9.34% / 12.89%	Starting monthly payment:	$31.96

Auction yield range:	3.99% - 8.34%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1987	Debt/Income ratio:	49%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	25 / 24	Length of status:	11y 9m
Credit score:	700-719 (May-2010)	Total credit lines:	60	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$142,117	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	truth-gusto7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
counter tops and flooring
Purpose of loan:
This loan will be used to? update a kitchen that has pink counter tops and floors that? are 20 years old.

My financial situation:
I am a good candidate for this loan because?I pay my bills each month and I have been working for a school district for?approximately 12 years. I live and work in the same community.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	48%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 7	Length of status:	2y 2m
Credit score:	660-679 (Apr-2010)	Total credit lines:	52	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,222	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worlds-best-affluence5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Loan for Home Repairs
Purpose of loan:
This loan will be used to help pay off private loan used to minor repairs on my home.
My financial situation:
I am a good candidate for this loan because I pay my bills on time.?

Monthly net income: $

Monthly expenses: $
??Housing: $1200
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 317
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$415.75

Auction yield range:	10.99% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	38%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	3y 10m
Credit score:	680-699 (May-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$7,165	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	web9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
My Fiance and I are getting married. Although we have some money saved, I would love to give my fiance the wedding she deserves.? To some they might not view this as a reasonable expense, but this is something we take very seriously since this is a once in a lifetime event. We have purchased a home together, we have just put my fiance through nursing school and now we would like to officially spend the rest of our lives together. We have been together for almost 6 years and we were friends before that. There is not a doubt in our minds that this is the next chapter in our lives. We would very much appreciate any help to make this dream become a reality.

My financial situation:
I am a good candidate for this loan because I am a 29 year old homeowner of 2 years that has been employed full-time for nearly 4 years with Best Buy, a multinational retailer of technology and entertainment products and services.? I have always made my financial obligations a top priority since my bankruptcy in 2003 and have had a solid credit history since.

Monthly net income: $
$2170

Monthly expenses: $
? Housing: $ 0 *
? Insurance: $ 83
? Car expenses: $ 351 (Last Payment 9/10)
? Utilities: $ 0 *
? Phone, cable, internet: $ 0 *
? Food, entertainment: $ 125
? Clothing, household expenses $ 40
? Credit cards and other loans: $ 255
? Other expenses: $ 0 *

? *Fiance pays for these expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.03%	Starting monthly payment:	$44.54

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2003	Debt/Income ratio:	4%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	2y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	9	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,485	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	106%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	orange-truth-optimization	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for an Engagement Ring!
Purpose of loan:
This loan will be used to help me pay for an engagement ring for my future fiance.

My financial situation:
I am a good candidate for this loan because I have financial stability along with a recent raise and bonus.???

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $?900
??Insurance: $ 25
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 65
??Food, entertainment: $?175??
? Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 14	Length of status:	2y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$26,036	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	entertaining-durability2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Private Note
Purpose of loan:
This loan will be used to pay off a private note from a friend that was used for minor home repairs.

My financial situation:
I am a good candidate for this loan because I wil lmake the payments on time.

Monthly net income: $ 7500

Monthly expenses: $?3056
??Housing: $ 2656
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$139.98

Auction yield range:	2.99% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1974	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	6y 8m
Credit score:	800-819 (May-2010)	Total credit lines:	31	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$115
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bid-saber8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	800-819 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	840-859 (Aug-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	4
Description
Business Venture
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,450.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.35%	Starting borrower rate/APR:	8.35% / 10.44%	Starting monthly payment:	$77.17

Auction yield range:	3.99% - 7.35%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	29%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	0y 4m
Credit score:	720-739 (Apr-2010)	Total credit lines:	16	Occupation:	Student - College S...
Now delinquent:	0	Revolving credit balance:	$9,960	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	decisive-truth2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for rent til F/T work starts
The purpose of this loan is to pay for rent until my full time job at the hospital starts at the beginning of June. This loan will be used to pay for rent, food and bills. My Financial Aid covered the school year but there is a gap between the end of the school year and the time I am allowed to start work at the hospital. I am a good candidate for this loan because I pay my bills on time and am about to graduate from Johns Hopkins School of Nursing and I will be a full-time nurse.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	7.99% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	43%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 7	Length of status:	11y 1m
Credit score:	680-699 (May-2010)	Total credit lines:	28	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$26,585	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	a-fund-sage	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
extra head for disney trip
we have a unexpected head , for our disney trip and would love for him to join us , however our trip has been paid for and we are running out of time to save for his extra expense , so we are hopeful prosper members can help . we are in the position to pay off within 6 months .

thanks for the support
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.63

Auction yield range:	7.99% - 14.00%	Estimated loss impact:	6.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1984	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	3y 4m
Credit score:	820-839 (May-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,751	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	skillful-vigilance7	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation and Add On
Purpose of loan:
This loan will be used to fund my vacation and add on to my home.

My financial situation:
I am a good candidate for this loan because I?pay my bills on time and I have a great income.?

Monthly net income: $ 100,000

Monthly expenses: $ 2300
??Housing: $ 1300
??Insurance: $150
??Car expenses: $40
??Utilities: $ 200
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $150
??Other expenses: $ 85
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	1y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$22,968	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kdubsport	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	640-659 (Oct-2006) 640-659 (Sep-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
Increase marketing budget
Purpose of loan:
This loan will be used to purchase promotional water bottles, table skirt and prize wheel for 15 table events at multiple gyms.

My financial situation:
My marketing budget is shoe string but I now have approval to do table events at many local gyms (which are my target market clients).
As part of my business building strategy I will be doing 15 table events in the next twelve months with an expected minimum of 2 new clients per event. Each client is worth $200 profit. 2 clients per event for 15 events = 30 new clients x $200 = $6000 profit for just this marketing strategy. This loan makes it possible to take the next step in my business building strategy, pay off my loan quickly, and put money back into my business to further build it.

Monthly net income: $ 1,800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 80
??Utilities: $ 0
??Phone, cable, internet: $ 160
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	15%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	5y 0m
Credit score:	680-699 (May-2010)	Total credit lines:	14	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$561	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dough-pudding	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Childrens Clothing Line
Purpose of loan:
We are a children's clothing label that is being represented by two showrooms at the world trade center in Dallas, Texas. We sell mostly wholesale to boutiques all over the world and are looking to expand our client base. We plan to purchase inventory for faster shipment to our clients in order to increase confidence and orders. Also by buying in larger bulk we can cut our costs by another 15%. We have affiliations with a great charity that we will be donating a portion of our profits to as well. www.karismaticchaos.com
The designer and heart behind our brand created this line in honor of her daughter and she has an innovative look for children's fashion.
We are made up of 4 partners and two are veterans of the Navy, including the designer and co-founder.

My financial situation:
We have zero debt. We are looking to expand our company. We have many orders that this will be used to fill.

Monthly net income: $7500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	3.04%	Starting borrower rate/APR:	4.04% / 4.37%	Starting monthly payment:	$29.54

Auction yield range:	3.04% - 3.04%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	2.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	6y 5m
Credit score:	780-799 (May-2010)	Total credit lines:	26	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$13
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fathersjoyministries	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
This Could Take a While
My husband?got the following message from Prosper when?he tried to list a loan:

"Thank you for your interest in posting a listing for a second loan on the Prosper marketplace. We are unable to accept your listing because of recent delinquencies in payments on your existing Prosper loan. To be eligible to request a second loan, you must have made on-time payments on your existing loan consecutively for the following minimum number of months:

The last 6 months, if your Experian Scorex PLUS credit score was 720 or higher when you obtained your existing loan,The last 9 months, if your Experian Scorex PLUS credit score was 640 to 719 when you obtained your existing loan,

The last 12 months, if your Experian Scorex PLUS credit score was 639 or below when you obtained your existing loan.

Under these guidelines, your existing Prosper loan does not have consecutive on-time payments for the required minimum number of months, so you are not eligible request a second loan at this time."

Below?is?his payment history. Perhaps?somebody can see why Prosper says?he is deliquent and when he might be eligible to make another listing on Prosper if ever. His first payment of $35.46 was due November 27, 2009.

Oct 28, 2009 $38.16
Dec 3, 2009 $35.46
Dec 28, 2009 $68.22
Dec 29, 2009 $35.46
Dec 29, 2009 $35.46
Dec 31, 2009 $35.46
Feb 12, 2010 $35.46
Feb 18, 2010 $35.46
Mar 11, 2010 $106.38
Mar 29, 2010 $35.46
Apr 7, 2010 $35.46
Apr 12, 2010 $59.08
Apr 15, 2010 $47.30

Maybe?he's not the type of borrower that Prosper wants.? Of course I'm not either.? I had this sneaking suspicion that Prosper sucked.? Now I know that it does.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$355.97

Auction yield range:	3.99% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1976	Debt/Income ratio:	26%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	1y 8m
Credit score:	780-799 (Apr-2010)	Total credit lines:	20	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$12,969	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 3	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enchanted-exchange0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to pay down some bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 455909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$204.12

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	36%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	11y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	26	Occupation:	Engineer - Chemical
Now delinquent:	0	Revolving credit balance:	$30,809	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	robroy	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	27 ( 100% )	680-699 (Latest)
Principal borrowed:	$15,500.00	< 31 days late:	0 ( 0% )	680-699 (Mar-2008) 660-679 (Dec-2007)
Principal balance:	$1,105.38	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
My personal loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 455977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.53%	Starting monthly payment:	$47.84

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2002	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	6y 7m
Credit score:	780-799 (Apr-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$753	Stated income:	$50,000-$74,999
Amount delinquent:	$338	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	orange-greenback-wasp	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card
Purpose of loan:
pay off my jewlery exchange card with better rate

My financial situation:
I am a good candidate for this loan because? ?I have never been late on a payment beofre
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	13.99% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	49%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	22 / 19	Length of status:	0y 9m
Credit score:	600-619 (Apr-2010)	Total credit lines:	52	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$7,750	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	11
Screen name:	kpa1b2	Borrower's state:	Michigan	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	59 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,800.00	< 31 days late:	0 ( 0% )	600-619 (Apr-2008) 600-619 (Mar-2008) 580-599 (Nov-2007) 640-659 (Apr-2007)
Principal balance:	$581.40	31+ days late:	0 ( 0% )
Total payments billed:	59
Description
Graduation Expenses/Car Repairs
Thank you to all who funded my last loan as final payment was made and my daughters braces and things have corrected everything.

My financial situation last summer hit a minor bump in the road when I became unemployed.? Then in the Fall I was able to find another teaching position but unfortunately at a lower salary.? Even with all that happened last summer I was able to keep paying my bills on time.? Now as a faithful prosper customer I am looking for some help for my daughters Graduation Expenses.? Yes the same daughter that you all helped with the braces.

Purpose of Loan:

To help with Graduation Expenses and a few minor Car Repairs

Credit Explanation:

One of the reason for the high number of account lines is because of my student loan, every semester of school I would receive 1 subsidized loan and 1 loan unsibsidized and even though I make just one monthly payment each of those loans show up on my credit report.? The other reason is for lines of credit that are no longer being used and that accounts up to about 75% of the total.? All my accounts are current and haven't been deliquent in over?6 years.

My monthly budget:
Mortgage/rent: $ 628
Insurance: $ 250
Car expenses: $?200 (Car Payment & Gas)
Utilities: $ 200
Phone, cable, internet: $ 175
Clothing & Household Expenses: $200
Food, entertainment: $ 200
Credit cards:?? $200
Prosper Loan 1:?? $53
Other expenses: $245 (Student loan)
---------------------------------------
Total monthly expenses: $ 2350
Monthly Income(Take Home): $2800
Amount left over:????$350.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.04%	Starting borrower rate/APR:	9.04% / 11.13%	Starting monthly payment:	$133.64

Auction yield range:	7.99% - 8.04%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	-0.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 9	Length of status:	14y 10m
Credit score:	700-719 (May-2010)	Total credit lines:	26	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$104,409	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pragmatic-bonus	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Exterior Business Sign Needed
Purpose of loan:
This loan will be used to? create and install an exterior?business?sign on my building.? This sign is going to be hand made by a local artist and he will be using steel.? So many people have problems finding my cafe and this artistic sign will be notice from 3 blocks away.

My financial situation:
I am a good candidate for this loan because? I pay my bills and taxes on time and I have some money in savings.

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 1,700
??Insurance: $ 220
??Car expenses: $ 60
??Utilities: $ 60
??Phone, cable, internet: $ 10
??Food, entertainment: $250
??Clothing, household expenses $50
??Credit cards and other loans: $ 300
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,350.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$194.32

Auction yield range:	10.99% - 33.00%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1996	Debt/Income ratio:	41%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 11	Length of status:	26y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	32	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$4,579	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	glimmering-dollar4	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off payday loans
Purpose of loan:
This loan will be used to pay off payday loans and get caught up with bills????

My financial situation:
I am a good candidate for this loan because?I am a hard working servicemember who is just trying to provide a better life for my family.?I am active duty Coast Guard?and have been for more than 20 years. Any help that you can give is greatly apperciated and thank you for your time and attention with this important matter. Below is a list of the loans

Chase Visa - 1200.00
CASHNET- 589.00
200CASH- 254.00
300CASH- 389.00
Brother - 1500.00

Monthly net income: $ 4750

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 100
??Car expenses: $ 491
??Utilities: $ 45
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	16.99% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	28%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	1y 6m
Credit score:	680-699 (May-2010)	Total credit lines:	32	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$41	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	13
Screen name:	established-justice5	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
taxes, personal & medical expenses
Purpose of loan:
This loan will be used to? pay off some medical & personal expenses as well as taxes

My financial situation:
I am a good candidate for this loan because? I have never been out of work and have always paid my obligations on time

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1465
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $150
??Phone, cable, internet: $ 75
??Food, entertainment: $?150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$79.73

Auction yield range:	4.04% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	30%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	5y 5m
Credit score:	700-719 (May-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$5,763	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pragmatic-generosity9	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$146.62

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	47%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	3y 9m
Credit score:	660-679 (May-2010)	Total credit lines:	19	Stated income:	$1-$24,999
Now delinquent:	1	Revolving credit balance:	$5,545
Amount delinquent:	$223	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Grandma44	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,100.00	< 31 days late:	0 ( 0% )	660-679 (Jun-2007)
Principal balance:	$228.95	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Paying off 4 cc accounts
Purpose of loan:
This loan will be used to pay off 4 credit card accounts to free up money for new home.

My financial situation:
I am a good candidate for this loan because I have a guranteed retirement income and my husband will be paying the rent.

Monthly net income: $ 2100.00

Monthly expenses: $
??Housing: $ 0.00 (husband will?be paying)
??Insurance: $74.00
??Car expenses: $ 519.00
??Utilities: $ 250.00
??Phone, cable, internet: $ this is? included in?utilites
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 38.00 for Sams (will pay off with this loan)?Best Buy?$12.00 (will pay off with this loan)Prosper $115.21 will pay off with this loan) Kroger $78.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$63.09

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	17%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 14	Length of status:	4y 5m
Credit score:	660-679 (Apr-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$36,654	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bid-caballero	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Trip
Purpose of loan:
This loan will be used to help fund our trip to a medical/family conference.

My financial situation:
I am a good candidate for this loan because I have a consistent paycheck and am never late on my bills.

Monthly net income: $ 5500

Monthly expenses: $ 4040
Housing: $ 1100
Insurance: $ 140
Utilities: $ 200
Phone, cable, internet: $ 100
Food, entertainment: $ 400
Clothing, household expenses $ 200
Credit cards and other loans: $ 1500
Other expenses: $ 400

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 14.12%	Starting monthly payment:	$166.05

Auction yield range:	10.99% - 10.99%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	17 / 17	Length of status:	1y 4m
Credit score:	700-719 (May-2010)	Total credit lines:	19	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$148,300	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	responsible-trade	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Finance Executive
Purpose of loan:
My primary occupation is a hedge fund manager in Seattle?along with being a managing partner/investor in a couple different startup ventures.? Since I am one of the partners in the hedge fund, I list myself as Self-Employed above.? As a hedge fund manager, I am always?keeping an eye?out for low-APR credit opportunities, since?part of my job is?capitalizing on differing interest yields.? I have watched the Prosper marketplace for quite sometime and decided to give it a shot.? I plan to use this loan to add to my current liquidity and finance certain upcoming business expenses.

Explanation for?LOW Prosper Rating:
Because I am in the finance world, and more importantly, I run a hedge fund, I tend to have a very high utilization of my personal credit lines.? I am constantly paying down and re-utilizing available credit in a timely manner.? Therefore, although I have never missed a payment and manage significant credit lines in an efficient manner, the overall utilization hurts my credit score.? Also in my line of work, I tend to have ongoing credit checks which increases my average annual inquiries.? Finally, I am?relatively young (24 years old), and my first line of credit was opened as soon as I could at the age of 18.??So my credit history length is very limited.

My financial situation:
I am a good candidate for this loan because I am in the financial business and very experienced in managing large amounts of money.? At 23-years old I exceeded an annual?net?income?of $250,000 along with purchasing my first condo.? I have never missed a payment on any of my credit lines along with my property mortgage.? I have successfully managed personal credit in excess of $250,000+ along with a significant amount of business credit that is not reported above.? I often pay my credit lines weeks in advance.? Given my line of work, income, and credit history, despite the low Prosper Rating, this should be a fairly riskless investment at $5,000.?

I thank you in advance for your time and consideration in offering me a loan!

2010 Expected Annual?Net Income: $350,000+ (based off a $100,000 gross income in 1st Quarter 2010, and $250,000 Net income in 2009)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2008	Debt/Income ratio:	14%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	0y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	4	Occupation:	Student - College F...
Now delinquent:	0	Revolving credit balance:	$1,059	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	auction-gusto	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
COLLEGE STUDENT IN NEED OF A CAR
Purpose of loan:
This loan will be used to purchase a quality used vehicle.? I need?the vehicle so I can go to work and take summer classes on campus during the summer time.?
My financial situation: I have $2300 saved in my checking/savings account and I am employed.
I am a good candidate for this loan because?I have virtually no debt.? I am a student that works at a on campus dining hall 40hrs every two weeks.? I make?about $360 every 2 weeks.??

Monthly net income: $ 720.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $0?
??Utilities: $ 0
??Phone, cable, internet: $ 40
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 40 (salon)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$1,039.36

Auction yield range:	10.99% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	19%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	9y 2m
Credit score:	700-719 (May-2010)	Total credit lines:	15	Occupation:	Car Dealer
Now delinquent:	0	Revolving credit balance:	$16,888	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	orderly-integrity0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
what a bargain! a great buy !!
Purpose of loan:
This loan will be used to? purchase a car for resale

My financial situation:
I am a good candidate for this loan because?i have plenty of experiences...?

Monthly net income: $ 15,000

Monthly expenses: $
??Housing: $ 2300
??Insurance: $ 300
??Car expenses: $ 3000
??Utilities: $ 250
??Phone, cable, internet: $ 250Food, entertainment: $
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1000
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$148.45

Auction yield range:	8.04% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2002	Debt/Income ratio:	39%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 19	Length of status:	2y 8m
Credit score:	640-659 (May-2010)	Total credit lines:	26	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$5,358	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	notsupposedtobeeasy	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 94% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	1 ( 6% )	680-699 (Jun-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
My loan for debt consolidation
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 30.33%	Starting monthly payment:	$40.50

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1984	Debt/Income ratio:	3%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	1 / 1	Length of status:	8y 2m
Credit score:	660-679 (May-2010)	Total credit lines:	14	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	26
Screen name:	bid-perfume	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.29%	Starting borrower rate/APR:	34.29% / 36.73%	Starting monthly payment:	$224.18

Auction yield range:	13.99% - 33.29%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	31%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 12	Length of status:	18y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	25	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$23,615	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	finance-equinox	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Energy Efficient Upgrades
Purpose of loan:
This loan will be used to? Make energy efficient upgardes to my home (tankless propane hot water heater and 95% energy efficient propane furnace)

My financial situation:
I am a good candidate for this loan because? as you can see I have never defaulted or been delinquent on any obligation. My high revolving balance is due to paying for my wife's college education and living expenses while she was in school full-time and unemployed. Due to my income I was unable to qualify for tuition assistance. She has recently graduated with her Registered Nursing Degree. I feel that the prosper rating in my case is very over rated. I have the funds available to make the payments on this loan and I have all intentions of paying this off sooner if possible.

Monthly net income: $ 4500

Monthly expenses: $?3025
??Housing: $ 1225
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$91.00

Auction yield range:	11.04% - 27.00%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	20%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 7	Length of status:	4y 11m
Credit score:	660-679 (Apr-2010)	Total credit lines:	26	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$5,619	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	dime-maestro	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car for son
Purpose of loan: automobile for son
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? my husbands income pays mortgage and part of our auto. My son 18 is going to pay me for this loan even though it is my responsibility.

Monthly net income: $ 2332.

Monthly expenses: $
??Housing: $
??Insurance: $ 175.
??Car expenses: $ 331
??Utilities: $ 230
??Phone, cable, internet: $ 150
??Food, entertainment: $ 550
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.39%	Starting monthly payment:	$55.67

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1971	Debt/Income ratio:	17%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	4y 0m
Credit score:	680-699 (Apr-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$12,946	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	green-dough-superstar	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing Internet Business
Purpose of loan:
This loan will be used to Purchase an online travel networking business to be marketed online.?One on one coaching will provide proven internet advertising training. The coach will also followup with prospects and close the sale. A sale will provide $500 in revenue.
I will hold back 20% of the loan to make loan payments until I am in profit.

My financial situation:
I am a good candidate for this loan because?
I have a fair credit rating and a strong desire to do whatever it takes to make money on the internet using coaches and consultants.

Monthly net income: $ 2200

Monthly expenses: $ 1910
??Housing: $ 900
??Insurance: $ 100
??Car expenses: $ 60
??Utilities: $ 100
??Phone, cable, internet: $ 40
??Food, entertainment: $ 190
??Clothing, household expenses $ 10
??Credit cards and other loans: $ 400
??Other expenses: $ 10
I will hold back 20% of the loan to make loan payments until I am in profit.

I will hold back 20% of the loan to make loan payments until I am in profit.

I will hold back 20% of the loan to make loan payments until I am in profit.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 14	Length of status:	25y 4m
Credit score:	600-619 (Apr-2010)	Total credit lines:	44	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$4,242	Stated income:	$100,000+
Amount delinquent:	$16,497	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	stjresources	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	600-619 (May-2008) 600-619 (Apr-2008)
Principal balance:	$463.79	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Behind in mortgage payments
Purpose of loan:

This loan will be used to?pay for to catch up on my mortgage and gas and electric payments. I tried to save money by switching from Baltimore Gas & Electric to another provider. The new provider did not have budget billing, as did BG&E. I ended up with a one month Gas and Electric bill totaling 1184.00. I changed back to BGE, but the process took 2 months. My next bill was $700.00. I used my income tax return to pay down the high BGE bill or have my service terminated. Much too cold this winter for that. The income tax was supposed to be used to catch up on the mortgage; I was and am running one month behind. None of the new programs help you until you are 3 months behind, then you have to take the chance you will be approved.??It seemed all of my credit cards went berserk over the winter months, probably trying to beat the new credit card laws.? My elderly?parents (77 and 90) had?severe health problems over the winter months resulting in high cell phone bills- calls to doctors, nurses, rehabilitation facilities, mobility rides to appointments, special medication, etc. The cell phone bill went from 104 to 241 to 365.?I had to pay those so my parents could keep in touch.??Everything seems to have calmed down now.?Social services is helping to pay for the medicals and I added?my parents' phone onto a special plan so all calls to and from them are free.? The 3000 along with my pay will enable me to?catch up on both the BGE and the mortgage and stay current.??On a more positive note, I have a previous loan with Prosper, which was 2500.00. It has?been paid on time each month and is now down to less than 400.00.??

Monthly net income: $ 6,000.

Monthly expenses: $
??Housing: $ 2077
??Insurance: $ 52.00 (Life)
??Car expenses: $?145 (insurance) 80. (Gas)
??Utilities: $?563.0(budget billing)
??Phone, cable, internet: $ 139.?+214. +171.
??Food, entertainment: $ 100.00.
??Clothing, household expenses $ 80.00
??Credit cards and other loans: $ 130.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	10.99% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 5	Length of status:	4y 5m
Credit score:	660-679 (May-2010)	Total credit lines:	12	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$10,006	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	euro-canary	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business
I'm borrowing this loan to try help my son gets his tractor trailer license. It's a great paying job and it will be one source of help on paying back this loan along whit me paying it back. I'm a nurses aid and I make a comfortable enough income to pay off this loan if anything goes wrong. I have always been a good borrower and try to pay my bills every month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 13	Length of status:	5y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	41	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$9,094	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 3	Homeownership:	Yes
Delinquencies in last 7y:	37
Screen name:	astute-worth0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$346.60

Auction yield range:	5.99% - 13.99%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	95%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 18	Length of status:	10y 4m
Credit score:	740-759 (May-2010)	Total credit lines:	38	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$19,333	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	velocity-adventure7	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great Investment!
Purpose of loan:
This loan will be used to pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because I have never been late or missed a payment, and I never will.? We own one?nice home free and clear.? I have been employed at the same company for over 10 years.? My prosper rating? is a B only because my debt to income ratio is high due to some rental properties?I own with partners.

Thank you for your time and consideration.? I promise this is a good investment for you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	10y 4m
Credit score:	700-719 (Apr-2010)	Total credit lines:	13	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$1,642	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	whistledicksmith	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My niche in Alaska
Purpose of loan:
? I have been working in the Prudhoe Bay oil field for the better part of ten years.? As such, I am more than 400 miles from home for more than 2/3 of the year.? It is a catch 22, as it has allowed me to buy most of the larger equipment I'll need for my endeavor, but I have also grown weary of all the time away from friends and family. I've purchased a computer controlled milling machine, enabling me to produce custom parts for a variety of automotive applications.? The loan will partially fund the purchase of a trailer mounted chassis dynamometer.? If you have been to a large classic car or diesel truck event you may have seen one.? The dyno will accommodate motorcycles, large diesel pickups, and most anything in between, allowing me to test any vehicles' power output, tune for maximum performance, and test the products that I will be manufacturing.? There may be other dynos in Alaska, but I am fairly sure that it will be the only portable chassis dyno.? This will allow me to showcase the dyno services I offer by bringing it out to car shows and other events throughout Alaska.? There are other performance shops in town, but no one can quantify their work with horsepower and torque numbers like I will be able to.? Any other questions as to the purpose of this loan are welcome.? Thank you for your consideration.

My financial situation:
? I have been working for the same company for better than ten years, and am now making in excess of 100,000 dollars a year.? My work schedule is flexible, allowing me to work less in the summertime, giving me more opportunity in the summer months to get the word out about the dyno, and provide some exposure to potential clients.? I own my home and vehicles outright so have no monthly bills where those are concerned.? The Prosper loan calculator puts my payment at less than 1000 dollars a month, which I can cover easily with one weeks pay.?

Monthly net income: $
??? My net income ranges from $4,800 to $6,000 as I work anywhere from three to six weeks at a time, and generally take two weeks off at the end of that time.
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 125
??Car expenses: $ 100 (fuel)
??Utilities: $ 45
??Phone, cable, internet: $ 50
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 250
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.69%	Starting borrower rate/APR:	22.69% / 24.96%	Starting monthly payment:	$77.10

Auction yield range:	7.99% - 21.69%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1988	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	4y 5m
Credit score:	700-719 (May-2010)	Total credit lines:	18	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$20,759	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sharp-transparency3	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating 2 bills : )
Hi there, I'm taking out this loan to consolidate a couple of bills and to "try out" the Prosper community.

My financial situation: Is good.
I am a good candidate for this loan because?I have a good job, I'm honest and hard-working, pay my bills and ultimately I will be debt free!

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $1700.00
??Insurance: $240.00
??Car expenses: $0
??Utilities: $150.00
??Phone, cable, internet: $100.00
??Food, entertainment: $400.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $250.00
??Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2001	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	2y 0m
Credit score:	640-659 (May-2010)	Total credit lines:	11	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	engaging-silver	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.29%	Starting borrower rate/APR:	34.29% / 37.21%	Starting monthly payment:	$62.77

Auction yield range:	13.99% - 33.29%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	1 / 0	Length of status:	0y 0m
Credit score:	680-699 (May-2010)	Total credit lines:	2	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worth-owner6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business funding for expansion
Purpose of loan:
Business funding to see the growth of my newly partnered small business. Its currently generating revenue but we need a little more capital to see it go on to the next level.

My financial situation:
I am a good candidate for this loan because I don't have any debt and I've made payment on time. I am too young to see my credit ruined for the rest of my life over $14,000.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $50
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.07%	Starting borrower rate/APR:	20.07% / 22.31%	Starting monthly payment:	$63.24

Auction yield range:	7.99% - 19.07%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	2y 4m
Credit score:	680-699 (May-2010)	Total credit lines:	19	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$4,954	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	gain-candy	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New cleaning machine
Purpose of loan:
This loan will be used to fund upgraded equipment allowing me to perform on higher levels of expectations.

My financial situation:
I am a good candidate for this loan because I am a hard worker working towards?a sucessful business, one that will have strong?morals and principals.I have watched my buisness slowly grow and with the right equipment should become?more profitable.?

Monthly net income: $ 2400

I do own my house as I remodel Im living in a rental townhouse, my low score must be from my pre-divorce days. Since my divorce in 2004, I have not had any negative marks, and pride myself in maintaining my credit.I am seeking a loan for upgrading equipment to be at the upper level of Competitiveness. I choose to use prosper as a different approach to a loan, I have open credit lines but am tired of the?big corporations. I am a small business operator?wanting to keep my money with smaller investors.
My Monthly expenses are? 248 house payment,360 yr home insurance,Vehicles paid for,Phone electric ect 200 Liability Insurance 480 a yr
I have only one child at home

This loan is truly needed, cash flow would not allow me to purchase equipment, sorta a catch 22 need it to become more efficient, yet with out it I wont move forward.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1972	Debt/Income ratio:	8%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	2y 5m
Credit score:	740-759 (May-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	diversification-generator	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Restructuring my debts
Purpose of loan:
This loan will be used to pay off my credit card debts.

My financial situation:
I am a good candidate for this loan because I am a stable, well-educated professional in a established firm. I have a B.S. in economics and will complete a MBA in December of 2010. I am getting married in December and need to restructure my debts in preparation for our marriage.

Monthly net income: $ 4000?

Monthly expenses: $ 3200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	25%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	14y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$1,108	Stated income:	$25,000-$49,999
Amount delinquent:	$6,276	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	newest-dedicated-economy	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
get out of debt
Purpose of loan:
This loan will be used to? consolidate?MOST of my debt!

My financial situation:
I am a good candidate for this loan because? Husband and I have steady employment history...we have both been with our current employers for 15 years.? Husband's yearly income is equal to mine.? Homeowners of 11 years.? Hit a rough patch 12 to 18 months ago when we went through a rough time with husbands electrical contracting business (he is a licensed electrician in addition to his other job)? Business is picking up and things are getting back on track...we live near one of the largest military bases on the East Coast and construction is picking up due to more troops being moved in to the area.? We are very family and community oriented, belonging to and assisting with?several organizations...Boy Scouts, local recreational youth sports, NCSSA, IAFF...? Looking for a loan to consolidate all of our credit card/other loan debt for one monthly payment... Thank you for your consideration...we ARE worth the risk!
Monthly net income: $ 2200.00

Monthly expenses: $
??Housing: $ 1065.00
??Insurance: $
??Car expenses: $
??Utilities:$200.00
??Phone, cable, internet: $ 190.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 800.00 approx
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2002	Debt/Income ratio:	29%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	1y 8m
Credit score:	700-719 (Apr-2010)	Total credit lines:	12	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$180	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	admirable-treasure4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding and school fund
Purpose of loan:
This loan will be used to help me and my fiancee pay for our wedding as well as place our children in daycare.

My financial situation:
I am a good candidate for this loan because I will pay back every cent that is given to me.? I believe in giving people opportunities, giving a helping hand and for anyone who helps me I will not let them down. I am a very reliable person who needs assistance and I promise to satisfy my debt.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ Fiancee ?
??Insurance: $ Fiancee
??Car expenses: $ Fiancee ????
??Utilities: $ Fiancee
??Phone, cable, internet: $ 200
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $ 50
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$81.00

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1974	Debt/Income ratio:	22%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	21y 8m
Credit score:	720-739 (May-2010)	Total credit lines:	29	Occupation:	Retail Management
Now delinquent:	6	Revolving credit balance:	$391	Stated income:	$25,000-$49,999
Amount delinquent:	$1,671	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	16
Screen name:	mxz600	Borrower's state:	NewYork	Borrower's group:	00 Used Car Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,800.00	< 31 days late:	0 ( 0% )	700-719 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	5
Description
Buying a ''good'' used car for our
Purpose of loan:
This loan will be used to? I have the chance to but a very good used car from a family member.

My financial situation:
I am a good candidate for this loan because? I have been with the same company for over 20 years and my wife just got back to work after being laid off. I am up to date with all my bills and my credit score is getting higher.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 120.00
??Car expenses: $ 292.00
??Utilities: 140.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 275.00
??Other expenses: $ -
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2006	Debt/Income ratio:	26%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	1y 2m
Credit score:	640-659 (May-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$597	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kind-sophisticated-bid	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NVR signed promissary note need hel
Purpose of loan:
This loan will be used to pay?GMU?so?I can recieve my?degree. It was the first time I recieved student loans and I was not aware of the fact you had to sign a promissary note to recieve the funds and so?all the money that was suppose to be student loans ended up becoming debts that the school has taken over I have been making monthly payments since becoming employeed full time and have been?on time. The only reason I need this loan is to pay them back in full so that I can finally?recieve my degree and go get my masters. I am always ontime with my?payments. Thank you to whoever can help out.?

My financial situation:
I am a good candidate for this loan because I am employeed full time in a financial institution so I know how to manage money. I am older 24 and so i have an incentive to pay, I want to build my future. I am honest, and am willing to directly deposit the money payment into the individuals account. I am dead serious about paying this loan off which is why I am starting the bid at 35%. I have low debt to income ratio and would be using the money to pay for furthering my education.

Monthly net income: $ 1850.00?

Monthly expenses: $
??Housing: $ 0.00 (live with parents)
??Insurance: $ 71.00 a month???
??Car expenses: $ 0.00 paid off
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 200.00 a?month
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ credit card thats paid off at the end of everymonth.
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$706.77

Auction yield range:	10.99% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	15%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	10y 5m
Credit score:	720-739 (May-2010)	Total credit lines:	34	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$18,125	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	rupee-kingdom	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Office Equipment
Purpose of loan:
This loan will be used to update our office with new equipment and work stations.? I am the vice president of sales at Turn-Key Solutions, a customer service call center in Arizona.? We handle inbound customer service calls for major metro newspapers from coast to coast.? We are looking to re-configure our call center floor with new work stations and computers for our employees.? We hope this project will improve office productivity as well as our company culture of professionalism.

My financial situation:
I am a good candidate for this loan because I have never failed to repay any loan obligation.?I have been with this company for 11 years and we have multi-year contracts with many?media companies (news corp, tribune, dolan)?throughout the country.?We are trying to complete this project with no out of pocket expenses to continue to create the best cash flow situation possible.? i have taken out several loans throughout the years and always paid them back.?

Monthly net income: $ $7600

Monthly expenses: $ 5040
??Housing: $ 1850
??Insurance: $ 180
??Car expenses: $585
??Utilities: $ 370
??Phone, cable, internet: $ 325
??Food, entertainment: $ 800
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 330
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.69%	Starting borrower rate/APR:	22.69% / 25.88%	Starting monthly payment:	$46.26

Auction yield range:	7.99% - 21.69%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2005	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 2	Length of status:	0y 3m
Credit score:	700-719 (May-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	KStreetball	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Car note
Purpose of loan:
This loan will be used to pay off my car note

My financial situation:
I am a good candidate for this loan because

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, : $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	67%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 4	Length of status:	2y 6m
Credit score:	720-739 (May-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,165	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gigglesmtt	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	720-739 (Jul-2008)
Principal balance:	$2,199.89	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Working hard to get out of debt
Purpose of loan:
This loan will be used to pay off credit card debt due to car repairs and moving expenses.

My financial situation:
I am a good candidate for this loan because this will be my second prosper loan.? Every payment on the first loan has been made on time through automatic payment.? My husband has stable full time employment which unfortunately could not be used in this listing.? We both have high credit scores (over 700) and have no delinquent accounts.

Monthly net income: $ 2680

Monthly expenses:
??Housing: $ 600
??Car payment: $430
??Utilities: $ 200
??Phone, cable, internet: $100
??Food, entertainment: $ 300
??Credit cards and other loans: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	0y 8m
Credit score:	660-679 (Apr-2010)	Total credit lines:	13	Occupation:	Student - College S...
Now delinquent:	1	Revolving credit balance:	$2,331	Stated income:	$1-$24,999
Amount delinquent:	$1,660	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	SimonHova	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,107.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2010) 660-679 (Sep-2009) 640-659 (Nov-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Financing an Engagement Ring
Purpose of loan:
I need the money to purchase an engagement ring for my long time girlfriend. I previously applied for a loan for a trip to Disneyworld to get engaged, but I could not get enough interest in my listing and I eventually paid for the trip from my savings. This is my second listing for the engagement ring, I have already saved $2500 towards the $6500 purchase, and I am planning on paying for the remainder from savings as it gets closer to our June trip.

My financial situation:
I am finishing my final semester of college, and started my own computer consulting business jobs. I have been working under contract in one firm, giving me a guaranteed income of $350 a week. My listed income of $16,265.56 is the income made in my first quarter multiplied by four. I am up to six solid clients, and have recurring contracts of $650 a month for four of them. Luckily, I have very little credit card debt, and very few expenses.

Right now, the only expenses I have are my Metrocard ($200/month) and gym membership ($9/month). My school is paid for with financial aid. My girlfriend pays for rent and all our other expenses.

The delinquency that is currently reported on my credit report is an old debt that was paid off over ten years ago. I have already have a court decision in hand dismissing it.

I've taken out two Prosper loans previously, and I have prepaid both of those loans. I intend to do the same with this one.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$104.00

Auction yield range:	10.99% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2005	Debt/Income ratio:	7%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	3y 8m
Credit score:	740-759 (May-2010)	Total credit lines:	15	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$1,483	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	inspired-rupee2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$371.58

Auction yield range:	16.99% - 18.99%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2000	Debt/Income ratio:	24%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	4 / 3	Length of status:	8y 3m
Credit score:	700-719 (May-2010)	Total credit lines:	11	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$44,949	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	SHG-and-Company	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	720-739 (Aug-2009)
Principal balance:	$721.45	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Debt Consolidation
Purpose of loan:
This loan is to payoff?balances that I have with institutions that have anything to do with Wall Street.? The past year and a half, for no reason whatsoever,?my credit limit on all my Wall Street bank issued?credit cards has been reduced to close to my outstanding balance?which has seriously affected my credit utilization rate and my Prosper rating.? As you can see I have never been delinquent on any loans and it will not be any different with this one.?
Bid with confidence I am?by no means deserving of an "HR" rating.
Thanks

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	0y 8m
Credit score:	640-659 (May-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,555	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	balance-twister	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Educational loan + internship
I intend to use this loan to pay off some of the debts accrued from school this year.

I posted a loan for 3,000 earlier, but was just notified that my internship this summer qualifies for school credit (and pay), which gets me closer to graduation. The extra 3,500 covers tuition, which is due in full at the beginning of the term (mid-June).

I am an English literature student, planning to attend the University of Denver Publishing Institute, and hope to work with a publishing house upon graduation.

This summer I will be working two full-time jobs, and will be completely capable of paying back my debts.

Monthly breakdown:
Car insurance: $48
Rent: $50
Gas: $150-200
Food: $150
(and possibly a few odds and ends thrown in there)

Job 1: $1,500
Job 2: $800
*I volunteer at a hospital within the social work department 26 hours per week*

Also, According to CreditKarma my credit score is 717 (as of 5/4/2010). My revolving debt consists of text books and a meal plan, and a car emergency (new tires), which is what I plan on paying off with this loan.

Feel free to ask any questions.

Thanks for your support.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 12.75%	Starting monthly payment:	$31.89

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	17%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	2y 6m
Credit score:	700-719 (May-2010)	Total credit lines:	12	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$1,417	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	want2getmarried1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,210.00	< 31 days late:	0 ( 0% )	600-619 (Aug-2008)
Principal balance:	$1,057.40	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
My loan for debt consolidation
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	16.99% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	16%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	1y 10m
Credit score:	760-779 (Apr-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$283	Stated income:	$75,000-$99,999
Amount delinquent:	$16,983	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	25
Screen name:	green-active-repayment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment Opportunity
Purpose of loan:
This loan will be used as investment capital into a venture that I am launching.?? I will be buying out 3-5 year ownership of Solar Renewable Energy Credits (SRECs) in certain Northeast states from newly constructed solar systems.? I will capitalize on my investment over the 3-5 years by selling SRECs on an annual basis and earning a 30% Internal Rate of Return.? I have a specific deal that I need to finance in the next couple weeks and need additional capital, hence my reaching out to Prosper
This is a basic summary and if you need more information, please contact me.? I am interested in establishing a long term relationship with an investor as I plan to grow this venture into a hedge fund once the first few pilot transactions have taken place

My financial situation:
I am a good candidate for this loan because, first & foremost, I have the ability to repay this from my current employment as a trader for a hedge fund.? I have my own capital behind this already and have the ability to repay the loan in less than 10 months (which is what I would prefer to do).? I am fully aware of my risk rating, which stems from Ch. 7 bankruptcy that I filed 6 years ago and a collection item which is being negotiated by my attorney and will be handled in the near future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	4y 8m
Credit score:	640-659 (May-2010)	Total credit lines:	37	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$28,212	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	plentiful-truth2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital needed for growth!
Purpose of loan:
Assist with working capital for an exciting new undertaking within our business.? We have a handful of new contracts ready to be implemented as well as many verbal committments but need the working capital to assist getting us off the ground.? Our company has acquired a new administrative team member who brings exemplary?sales experience and networking along?with an expansive?private investigation background.

My financial situation:
Business revenues have increased steadily even during this time of economic downturn.? The demand for Security & Investigative services?have actually increased with the increase in crimes of despiration and fraud (just a piece of our new Investigation service).?

2009 Revenue Generated: $350,000
2009 Net Profit:?$65,000?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$205.17

Auction yield range:	10.99% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1986	Debt/Income ratio:	10%
Basic (1-10):	8	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	6y 9m
Credit score:	680-699 (Apr-2010)	Total credit lines:	42	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$131,209	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	shiny-wampum0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Note
Purpose of loan:
This loan will be used to pay off a private note that was used to make improvements on my home.

My financial situation:
I am a good candidate for this loan because I will be sure to make the payments on time, and will try my best to pay off the loan early.

Monthly net income: $ 8300

Monthly expenses: $ 2800
??Housing: $ 1500
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$356.53

Auction yield range:	10.99% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1990	Debt/Income ratio:	34%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	15y 0m
Credit score:	720-739 (May-2010)	Total credit lines:	9	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$31,152	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wampum-judo	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down credit card debt

Purpose of loan:
I will use this loan to pay down debt on my credit cards.? I was late (by 2 days) for two payments on my Discover card, and they raised my interest rate considerably.?? I want to use this loan to pay off the card with a reasonable rate and over a fixed amount of time.

My financial situation:
I am a good candidate for this loan because I do not miss payments, I am not late on payments (except for those Discover payments, but then just by 2 days), and I have a stable, full time job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	2y 10m
Credit score:	740-759 (Apr-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$37,390	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	well-mannered-trade560	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Private Note
Purpose of loan:
This loan will be used to pay off a private noted used for minor home repairs.

My financial situation:
I am a good candidate for this loan because I always make all payments on time, I will try and pay this loan off early if possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$287.24

Auction yield range:	10.99% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	11 / 8	Length of status:	13y 8m
Credit score:	760-779 (Apr-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$171,449	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dollar-iris5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing the business
Purpose of loan:
This loan will be used to grow my current business.? We are expanding and need more equipment and office space.

My financial situation: I have excellent credit.? I have never had a 30-60-90 day late in my life. Of the revolving credit listed above - 149K is a home equity line secured by real estate - NOT unsecured credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 29.93%	Starting monthly payment:	$40.29

Auction yield range:	7.99% - 25.00%	Estimated loss impact:	7.10%
Lender servicing fee:	1.00%	Estimated return:	17.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 9	Length of status:	0y 0m
Credit score:	640-659 (May-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$31,383	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Malachai	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocating for a job
I need this loan to help me relocate for employment. I have been unemployed for the past several months due to company closure at my previous employer for the past five years. I have received a job offer, but I have to relocate nearly 300 miles away, and due to several months of unemployment, things are already tight. As you can see, I have kept all of my accounts current, even through my job search, and I am very responsible when it comes to paying my bills on time. I plan to pay off this loan ASAP, hopefully within 3 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	10.99% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	32%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	16 / 15	Length of status:	0y 10m
Credit score:	640-659 (May-2010)	Total credit lines:	41	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$21,586	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	DFWInvestor	Borrower's state:	Texas	Borrower's group:	Indus Cooperative Market
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish Upstairs Room - Please Help!
Purpose of loan:
This loan will be used to? Finish out an upstairs room for a possible new addition to my family!

My financial situation:
I am a good candidate for this loan because? I have a lot of spare income every month that I will use to pay this off.

Monthly net income: $ 8475

Monthly expenses: $
??Housing: $ 1350
??Insurance: $ 395
??Car expenses: $ 730
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 600
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$141.48

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	18 / 15	Length of status:	0y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$55,365	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	order-widget	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off CC-Need Better %
Purpose of loan:
This loan would be used to consolidate and pay off Credit Cards.

My financial situation:
I used credit cards to help finance my business, not the best move, but I needed the cash. I have NEVER been late on?any of MY credit cards.?My credit score is lower than usual due to my debt-to-credit ratio. I am not struggling to pay my bills, I just need to lower my interest rate so that I can continue to use my cash on??business. ?Also I do not know which Credit Report is used, but there were 2 credit cards that were opened by a family member over 10 years ago. They have been removed from my Equifax and TransUnion, but I am not sure about Experian.

Monthly net income: $5500

Monthly expenses: $
??Housing: $2000
??Insurance: $ 200
??Car expenses: $ 690
??Utilities: $ 400
??Phone, cable, internet: $ 99
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.57%	Starting borrower rate/APR:	24.57% / 26.87%	Starting monthly payment:	$434.86

Auction yield range:	7.99% - 23.57%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	16 / 12	Length of status:	1y 2m
Credit score:	780-799 (May-2010)	Total credit lines:	29	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$4,564	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	return-course	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Effective Skincare Services
Purpose of loan:
This loan will be used to?start my skincare?company?that will not only?provided?effective and affordable services such as facials, body wraps, and waxing to?the public.? I am a?NY?licensed esthetican with a strong passion?for?educating and empowering young girls and women through providing effective skincare treatments and educating clients on improving one's health through proper skincare regimens.
My financial situation:
I am a good candidate for this loan because I am responsible, ambitious, thorough, and diligent.

Monthly net income: $ 40000

Monthly expenses: $ N/A
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 14.12%	Starting monthly payment:	$249.07

Auction yield range:	10.99% - 10.99%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1978	Debt/Income ratio:	44%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 8	Length of status:	14y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	30	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$116,182	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wampum-recorder6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a high interest credit card
Purpose of loan:
This loan will be used to?pay off a Sears Mastercard?and cut it up

My financial situation:
I am a good candidate for this loan because I not only have my income but also my husband's. We got in a bind (took out a line of credit) when adding an in law suite for my mother (she died two weeks before she moved in). We also cared for my husband's great neice for 8 months cutting down on my income (I am a commissioned employee) last year. ?I have at least $200,000 in equity in my home ?

Monthly net income: $4000.00

Monthly expenses: $
??Housing: $1350.00
??Insurance: $150.00
??Car expenses: $100.00
??Utilities: $200.00
??Phone, cable, internet: $140.00
??Food, entertainment: $400.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $1000.00
??Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.34%	Starting borrower rate/APR:	10.34% / 12.45%	Starting monthly payment:	$129.71

Auction yield range:	3.99% - 8.34%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	34%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	9y 6m
Credit score:	740-759 (May-2010)	Total credit lines:	23	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$84,840	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	serene-finance	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay towards debt
Purpose of loan:
This loan will be used to?
pay towards debt accrued from my?previous marriage.? My wife and I will be having a baby in September and this will be used to clear up the past debt from my previous marriage.
My financial situation:
I am a good candidate for this loan because? I am in great standing with all of my current financial accounts which are open.? My wife and I make a combined income of $90,000/year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$161.70

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	3y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	26	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$24,401	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	the-obedient-capital	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2003	Debt/Income ratio:	29%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 5	Length of status:	1y 8m
Credit score:	640-659 (May-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,967	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	elegant-euro	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying To Go Back To School.
Purpose of loan:
The purpose of this loan is to allow myself to get my life to where I want it to be.? I am a single young independent woman, but I?m not afraid to admit that I need help. Honestly, the purpose of this loan is to go back to school. I would like to study Psychology and work somewhere in that field. This loan would help me get on track to that goal.

My financial situation:
I am a great candidate for this loan because my current payments on open balances have been close to prompt! I like being on time with all my payments because it gives me piece of mind. I will make payments on your loan just as prompt as my other payments. Honestly, I would love to go back to school, and your loan would definitely help me out!

Monthly net income:

$ My montly net income is around $1700.00.

Monthly expenses: $
??Housing: $ 775.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 200.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.